SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2001


                                 PC-EPHONE, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                      98-0347324
------                                                      ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

#515 - 3440 Wilshire Boulevard
Los Angeles, California, USA                                90010
----------------------------                                -----
(Address of principal executive offices)                    (Zip Code)

Registrants telephone number, including area code           213-487-8000
                                                            ------------

Commission File Number: 000-26341



-----------------------------------------------             --------------------
(Former name or former address,                             (Zip Code)
if changed since last report.)

ITEM 5.  OTHER EVENTS

On May 3, 2001, PC-EPhone, Inc. (the "Company") was notified that Cyberbank Corp. ("Cyberbank"), the Company's sole supplier, received a "Technical Acceptance Certificate" for the PC-EPhone from Industry Canada. The certification is for model number CB-0800 with a frequency range of 824 MHz to 894 MHz issued to Cyberbank and is valid only for the CDMA version of the PC-EPhone identified as follows:

Spec.         Issue   Band          Power     From Frequency     To Frequency     Distance     Ant. Gain     Strength
RSS129          2     40K0F1D/F8W   0.631     824M               894M             0            0             0
RSS129          2     1M25F9W       0.316     824M               894M             0            0             0

Cyberbank is a privately-owned Korean corporation in the development of telecommunications products. Cyberbank developed and manufactures the PC-EPhone.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
-------     -----------

10.25       Industry Canada Technical Acceptance Certificate dated May 3, 2001

99.2        Press Release dated May 17, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC-EPHONE, INC.


/s/ Douglas Yee
------------------------------------------
Douglas Yee, President
Date:     May 17, 2001

                                Exhibit "10.25"

                                 Industry Canada

http://strategis.ic.gc.ca
-------------------------

                        TECHNICAL ACCEPTANCE CERTIFICATE

CERTIFICATION No.:                3980292162A

ISSUED TO:                        CYBERBANK CORPORATION

TYPE OF EQUIPMENT:                PORTABLE VOICE AND DATA TRANSCEIVER (PDA)

TRADE NAME AND MODEL:             CB-0800

FREQUENCY RANGE:                  824 MHz to 894 MHz

EMMISSION DESIGNATION:            40K0FID/40K0F8W/1M25F9W

R.F.POWER RATING:                 0.631 Watt, 0.316 m Watt

CERTIFIED TO:                     SPECIFICATION  RSS129  ISSUE 2


Certification of equipment means only that the equipment has met the requirements of the above noted specification. License applications, where applicable to use certified equipment, are acted on accordingly by the issuing office and will depend on the existing radio environment, service and location of operation.

This certificate is issued on condition that the holder complies and will continue to comply with the requirements of the radio standards specifications and procedures issued by the Department.

     ISSUED UNDER THE AUTHORITY OF MINISTER OF INDUSTRY

     DATE May 3, 2001

     FOR   /s/ RC

     DIRECTOR GENERAL
     SPECTRUM
     ENGINEERING
     BRANCH

Industry Canada

http://strategis.ic.gc.ca
-------------------------

3701 Carling Avenue, Building 94
PO Box 11490, station H
Ottawa, Ontario                                          Tel. No. (613) 990-4218
K2H 8S2                                                  Fax. No. (613) 990-4752

May 3, 2001

Cyberbank Corporation
18th Fl., Mirae Bldg. 1306-6
Seocho-dong, Seocho-gu, Seoul,
137-855, Korea

Attention: Russell Kim
----------------------

Dear Mr. Kim,

     This is in reply to the application for certification submitted on your behalf by Compliance Certification Services for the model listed below.

     I have reviewed the documents provided and the equipment has been certified as requested. Our field offices have been notified of the approval and a certification certificate is attached for:

       Model               Certificate No.               Certification No.

      CB-0800                  13791                        3980292162A

     The assigned certification number and the name of your firm must be shown on each equipment model. This certification identification information may be shown on the equipment model identification plate or on a separate label that shall be indelible and tamper proof. The certification number shall be prefixed with the word "CANADA" or "CAN" if space is very limited.

     To expedite future requests for changes in existing certifications, family approval, or multiple listings, please refer to the certification certificate number shown in the upper right hand corner of the certificate.

     A web site has been established to allow clients to view the status of applications for certifications, reassessments, and label orders in progress, and to view or download various documents associated with the certification process. The address is:
     http://spectrum.ic.gc.ca/~cert
     ------------------------------

Sincerely,

/s/ Gabriel H. Clavel
Gabriel H. Clavel, C.E.T.
Telecom Engineering Specialist
Telecom Certification Section


Att: certificate as above
Cc: Milie Kuo, Compliance Certification Services

                                 Exhibit "99.2"

                                 PC-EPHONE, INC.
                            #515 - 3440 Wilshire Blvd
                             Los Angeles, California
                                   USA  90010


Trading Symbols:     OTCBB: PCPH                                    May 17, 2001
                     Frankfurt: NL1, WKN 589864


             INDUSTRY CANADA APPROVAL HAS BEEN GRANTED FOR THE PC-EPHONE
             -----------------------------------------------------------
                                Los Angeles, California
                                -----------------------


PC-EPhone, Inc. (the "Company") is pleased to announce that Cyberbank Corp. received a "Technical Acceptance Certificate" for the PC-EPhone from Industry Canada on May 3, 2001. The certification can be accessed though Industry Canada's website http://spectrum.ic.gc.ca/~cert under the section Certified
                 ------------------------------
Equipment, Radio and by entering the Model number "CB-0800".

Cyberbank Corp. previously received a "Grant of Equipment Authorization" for the PC-EPhone from the United States Federal Communications Commission.

PC-EPhone, Inc. is the exclusive U.S. and Canadian distributor of the PC-EPhone and the Company also has the right of first refusal for Cyberbank's future products. FutureCom Global Inc. is the exclusive sub-distributor of the PC-EPhone in the U.S. and Canada. The PC-EPhone is the world's first wireless convergent device, which combines the capabilities of a personal computer with full internet access, a cellular phone, a PDA and organizer all-in-one.

                                        --30--

                                  www.pc-ephone.com
                                  -----------------

For further information contact:
Investor Relations:  Keith Patey
Toll Free: 1-866-878-0600
Phone: (604) 633-0600 Ext.27
keithpatey@pc-ephone.com
------------------------

Statements included herein that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed as implied by such statements. For further information regarding risks of investment in the Company please see the Company's filings with the United States Securities & Exchange Commission.

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